UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012

TECUMSEH PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (734) 585-9500

(not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1136 Oak Valley Drive
Ann Arbor, Michigan 48108
www.tecumseh.com

Item 2.02	Results of Operations and Financial Condition.

Our press release dated August 7, 2012 regarding our second quarter 2012 consolidated results is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated August 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date: August 7, 2012	By	/s/ Janice E. Stipp
Janice E. Stipp,
Executive Vice President, Chief Financial
Officer and Treasurer

NOTE: The information in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in Item 2.02 is not an admission as to the materiality of the information.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 7, 2012